UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 24, 2016 (October 19, 2016)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2016, Mr. Gary C. Valade, a director of Westinghouse Air Brake Technologies Corporation (the “Company”), retired from the Board of Directors of the Company in accordance with the Company’s mandatory retirement policy as set forth in the Company’s Corporate Governance Guidelines. Mr. Valade’s retirement was not the result of any disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     October 24, 2016

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Senior Vice President, General Counsel & Secretary